Certification

Pursuant to Rule 30a-2(b)

under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Disciplined High Yield ETF, JPMorgan Global Bond Opportunities ETF and JPMorgan Ultra-Short Income ETF (the “Funds”), series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

I, Joanna M. Gallegos, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer

November 1, 2017

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification

Pursuant to Rule 30a-2(b)

under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of the JPMorgan Disciplined High Yield ETF, JPMorgan Global Bond Opportunities ETF and JPMorgan Ultra-Short Income ETF (the “Funds”), series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

I, Lauren A. Paino, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer

November 1, 2017

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.